FIRST AMENDMENT TO

DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

This Amendment to Development and Commercialization Agreement (this "Amendment") is made and entered into this Fourteenth day of December, 2004 (the "Effective Date"), by and between Advancis Pharmaceutical Corporation, a Delaware corporation ("Advancis"), and Par Pharmaceutical, Inc., a Delaware corporation ("Par").

WHEREAS, Advancis and Par are parties to that certain Development and Commercialization Agreement dated May 28, 2004 (the "Development and Commercialization Agreement"); and

WHEREAS, Advancis and Par wish to modify the Development and Commercialization Agreement so that the development and commercialization of an amoxicillin-only product for the pediatric population targeting acute otitis media will be replaced by the development and commercialization of an amoxicillin clavulanic acid product for such indication, in accordance with the terms of this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Advancis and Par agree as follows:

1.

Definitions; Format.  All capitalized terms not otherwise defined in this Amendment shall have the definitions ascribed to such terms in the Development and Commercialization Agreement.  Where a textual passage is amended in part only, new language will be shown double underlined, deleted language will be shown in ~~strikeout~~, and language that is unmodified will be shown as an ellipsis ("…").  Double underlining, deleted language and ellipses are for convenience only and are not part of the Development and Commercialization Agreement, as amended.

2.

Development Plan.  Pursuant to Section 4.1 of the Development and Commercialization Agreement, the Development Plan had been agreed to by the Parties by letter dated June 2, 2004.  The Parties agree to work together in good faith to mutually agree in writing upon an amended and restated Development Plan within one week of the Effective Date of this Amendment which will reflect the modifications to the Development Program set forth in this Amendment (the "Amended and Restated Development Plan").  The Amended and Restated Development Plan will be substantially similar to the most recent development plan materials circulated by Advancis to Par as of the date of this Amendment.

3.

Modification of Definition of Compound.  Section 1.20, the definition of "Compound" is amended to read as follows:

 "Compound" means, individually and collectively, as applicable, the Amox-Only Compound and the Amox-Clav Compound. ~~the~~

~~compound amoxicillin, including all racemates, chelates, complexes, enantiomers, diastereoisomers, salts, bases, esters, hydrates, solvates, polymorphs, crystal forms, crystal habits, prodrugs, isotopic or radiolabeled equivalents, metabolites, or the like, thereof and all mixtures of any of the foregoing.~~

4.

Addition of New Definition of Amox-Only Compound.  A new Section 1.20.1, the definition of "Amox-Only Compound" is inserted to read as follows:

"Amox-Only Compound" means the compound amoxicillin, including all racemates, chelates, complexes, enantiomers, diastereoisomers, salts, bases, esters, hydrates, solvates, polymorphs, crystal forms, crystal habits, prodrugs, isotopic or radiolabeled equivalents, metabolites, or the like, thereof and all mixtures of any of the foregoing.

5.

Addition of New Definition of Amox-Clav Compound.  A new Section 1.20.2, the definition of "Amox-Clav Compound" is inserted to read as follows:

"Amox-Clav Compound" means the compounds amoxicillin and clavulanic acid, including all racemates, chelates, complexes, enantiomers, diastereoisomers, salts, bases, esters, hydrates, solvates, polymorphs, crystal forms, crystal habits, prodrugs, isotopic or radiolabeled equivalents, metabolites, or the like, thereof and all mixtures of any of the foregoing.

6.

Modification of Definition of Adult Product.  Section 1.1, the definition of "Adult Product" is amended to read as follows:

"Adult Product" means a pharmaceutical presentation of the Amox-Only Compound (a) that utilizes or incorporates PULSYS™, and (b) that contains no active pharmaceutical ingredient (including any active pharmaceutical ingredient that acts as a~~n~~ [***]) other than the Amox-Only Compound, and (c) that is used or is being developed for the Adult Product Indication.~~, and (c) that is used or is being developed for the Adult Product Indication, other than formulations of Exhibit A~~.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

7.

Modification of Definition of Pediatric Product.  Section 1.59, the definition of "Pediatric Product" is amended to read as follows:

"Pediatric Product" means, as the case may be, (a) a pharmaceutical presentation of the Amox-Only Compound ~~(a)~~(i) that utilizes or incorporates PULSYS™, ~~(b)~~(ii) that contains no active pharmaceutical ingredient (including any active pharmaceutical ingredient that acts as a [***]) other than the Amox-Only Compound, and ~~(c)~~(iii) that is used or is being developed for the Pediatric Product Indication~~s,~~ [***]; and/or (b) the pharmaceutical presentation of the Amox-Clav Compound (i) that utilizes or incorporates PULSYS™, that contains no active pharmaceutical ingredient other than the Amox-Clav Compound, and (iii) that is used or is being developed for the Pediatric Product Indication [***] ~~other than formulations of Exhibit A~~.

8.

Modification of Definition of Adult Product Indication.  Section 1.2, the definition of "Adult Product Indication" is amended to read as follows:

"Adult Product Indication" means [***] in adolescents/adults in accordance with the protocols set forth in the Amended and Restated Development Plan, ~~[***]~~ and any other indication agreed to by the Parties.

9.

Modification of Definition of Pediatric Product Indications.  Section 1.60, the definition of "Pediatric Product Indications" is amended to read as follows:

"Pediatric Product Indications" means (i) ~~[***]~~; (ii) ~~[***]~~, both in accordance with the protocols set forth in the Amended and Restated Development Plan,; and (c) any other indications agreed to by the Parties.

10.

Deletion of Exhibit A.  Exhibit A is deleted from the Development and Commercialization Agreement. In addition, the last sentence of Section 14.2 (No Conflicts), which refers to Exhibit A, is deleted.

11.

Modification of Section 2.3 Non-Competition.  Section 2.3, "Non-Competition" is amended to read as follows:

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

Non-Competition.   During the Term, and except as through the Collaboration pursuant to this Agreement neither ~~p~~Party for the Territory shall develop, market, sell or distribute any pharmaceutical product that [***], wherein (a) the sole active pharmaceutical ingredient in such product is the Amox-Only Compound; or (b) with respect to indications for acute otitis media in the pediatric population, the only active pharmaceutical ingredients in such product are the Amox-Clav Compound.

12.

Section 4.2.2.2.  The Parties hereby understand and agree that Section 4.2.2.2 of the Development and Commercialization Agreement shall apply with the following clarifications:  (a) [***], and (b) [***].

13.

No Other Changes; Execution.  Except as explicitly set forth in this Amendment, no amendment or modification to the Development and Commercialization Agreement is hereby made.  This Amendment may be executed in counterparts and delivered by facsimile.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed as a sealed instrument in their names by their properly and duly authorized officers or representatives as of the date first above written.

ADVANCIS PHARMACEUTICAL

CORPORATION

By:  /s/ Edward M. Rudnic

Print Name:  Edward M. Rudnic

Title:  Chairman, President and CEO

PAR PHARMACEUTICAL, INC.

By:  /s/ Scott Tarriff

Print Name:  Scott Tarriff

Title:  President and CEO

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.